Exhibit 10.1
ASSIGNMENT AND ASSUMPTION AGREEMENT
         THIS ASSIGNMENT AGREEMENT (this “Assignment”), effective as of October 28, 2019, is entered into by and between The Leukemia & Lymphoma Society, Inc., a New York not-for-profit corporation (“Assignor”), LLS TAP Miragen, LLC, a Delaware limited liability company (“Assignee”), and Miragen Therapeutics, Inc., a Delaware corporation (the “Company”).
         WHEREAS, Assignor desires to transfer to Assignee, and Assignee desires to accept, the Common Stock Purchase Agreement, dated August 6, 2018, by and between the Company and Assignor (the “Transferred Contract”).
         WHEREAS, all capitalized terms not otherwise defined herein shall have the meaning set forth in that certain Transferred Contract.
         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed to, the parties hereto hereby agree as follows:
         1. Assignment and Consideration. Assignor hereby transfers, conveys, assigns and delivers to Assignee, absolutely and irrevocably, the Transferred Contract (the “Assignment”). The Assignee hereby represents that it has received good and valuable consideration in connection with the assignment of the Transferred Contract, in a form agreeable to both Assignor and Assignee. In accepting assignment of the Transferred Contract, the Assignee hereby agrees to be bound by and subject to the terms of the Transferred Contract as the “Purchaser” thereunder as if the Assignee were the original signatory thereto.

         2. Representations of Assignee. The Assignee hereby represents and warrants to the Company that the representations and warranties of the “Purchaser” contained in Section 3 of the Transferred Contract (other than Section 3.3(e)) are true and correct as to the Assignee as of the date hereof. The Assignee hereby acknowledges that the Company shall rely on such representations and warranties of the Assignee in connection with consenting to this Assignment.

         3. Consent to Assignment. In accordance with the terms of the Section 6.2 of the Transferred Contract, the Company hereby consents to the terms of this Assignment.

         4. Entire Agreement, Amendment and Waivers. This Assignment constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written. No amendment, supplement, modification, waiver or termination of this Assignment shall be binding unless executed in writing by all parties hereto, or in the case of a waiver, by the party for whom such benefit was intended.

         5. Binding Agreement. This Assignment constitutes the legal, valid and binding obligations of each party enforceable in accordance with its terms and shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

         6. Governing Law. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflicts of laws.

         7. Counterparts. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Assignment, and this Assignment is dated and is effective as of the date first written above.

ASSIGNOR
THE LEUKEMIA & LYMPHOMA SOCIETY, INC.

/s/ Gordon Miller, Jr.
Name: Gordon Miller, Jr.
Title: EVP and CFO

THE LEUKEMIA & LYMPHOMA SOCIETY, INC.

/s/ Gwen L. Nichols, MD
Name: Gwen L. Nichols, MD
Title: EVP and CMO

ASSIGNEE
LLS TAP MIRAGEN, LLC,
a Delaware limited liability company

By: LLS TAP, LLC, a Delaware limited liability company, its sole member

By: The Leukemia & Lymphoma Society, Inc., its sole member

By:	/s/ Gordon Miller, Jr.
Name: Gordon Miller, Jr.
Title: EVP and CFO

COMPANY
MIRAGEN THERAPEUTICS, INC.

By:	/s/ Jason Leverone
Name: Jason A. Leverone
Title: Chief Financial Officer

[Signature Page to The Leukemia & Lymphoma Society, Inc. - Assignment and Assumption Agreement]